                                       DEFINED ASSET FUNDSSM
----------------------------------------------
-------------------------------------


                              EQUITY INVESTOR FUND
                              SELECT SERIES
                              MULTINATIONAL PORTFOLIO 1999 SERIES
                              (A UNIT INVESTMENT TRUST)
                              O   CAPITAL APPRECIATION
                              O   OPTIONAL REINVESTMENT OF DIVIDENDS



                               -------------------------------------------------
                               The Securities and Exchange Commission has not
                               approved or disapproved these Securities or
SPONSOR:                       passed upon the adequacy of this prospectus. Any
Merrill Lynch,                 representation to the contrary is a criminal
Pierce, Fenner & Smith         offense.
Incorporated                   Prospectus dated November 18, 1999.

--------------------------------------------------------------------------------

Defined Asset FundsSM
DEFINED ASSET FUNDSSM IS AMERICA'S OLDEST AND LARGEST FAMILY OF UNIT INVESTMENT TRUSTS, WITH OVER $160 BILLION SPONSORED OVER THE LAST 28 YEARS. DEFINED ASSET FUNDS HAS BEEN A LEADER IN UNIT INVESTMENT TRUST RESEARCH AND PRODUCT INNOVATION. OUR FAMILY OF FUNDS HELPS INVESTORS WORK TOWARD THEIR FINANCIAL GOALS WITH A FULL RANGE OF QUALITY INVESTMENTS, INCLUDING MUNICIPAL, CORPORATE AND GOVERNMENT BOND PORTFOLIOS, AS WELL AS DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS.

DEFINED ASSET FUNDS OFFER A NUMBER OF ADVANTAGES:

   O A DISCIPLINED STRATEGY OF BUYING AND HOLDING WITH A LONG-TERM VIEW IS THE
     CORNERSTONE OF DEFINED ASSET FUNDS.
   O FIXED PORTFOLIO: DEFINED FUNDS FOLLOW A BUY AND HOLD INVESTMENT STRATEGY;
     FUNDS ARE NOT MANAGED AND PORTFOLIO CHANGES ARE LIMITED.
   O DEFINED PORTFOLIOS: WE CHOOSE THE STOCKS AND BONDS IN ADVANCE, SO YOU KNOW
     WHAT YOU'RE INVESTING IN.
   O PROFESSIONAL RESEARCH: OUR DEDICATED RESEARCH TEAM SEEKS OUT STOCKS OR
     BONDS APPROPRIATE FOR A PARTICULAR FUND'S OBJECTIVES.
   O ONGOING SUPERVISION: WE MONITOR EACH PORTFOLIO ON AN ONGOING BASIS.
NO MATTER WHAT YOUR INVESTMENT GOALS, RISK TOLERANCE OR TIME HORIZON, THERE'S PROBABLY A DEFINED ASSET FUND THAT SUITS YOUR INVESTMENT STYLE. YOUR FINANCIAL PROFESSIONAL CAN HELP YOU SELECT A DEFINED ASSET FUND THAT WORKS BEST FOR YOUR INVESTMENT PORTFOLIO.


CONTENTS
                                                                PAGE
                                                          -----------
RISK/RETURN SUMMARY.....................................           3
WHAT YOU CAN EXPECT FROM YOUR INVESTMENT................           7
   INCOME...............................................           7
   RECORDS AND REPORTS..................................           7
THE RISKS YOU FACE......................................           7
   CONCENTRATION RISK...................................           7
   FOREIGN ISSUER RISK..................................           7
   LITIGATION AND LEGISLATION RISKS.....................           8
SELLING OR EXCHANGING UNITS.............................           8
   SPONSOR'S SECONDARY MARKET...........................           9
   SELLING UNITS TO THE TRUSTEE.........................           9
   ROLLOVER/EXCHANGE OPTION.............................          10
HOW THE FUND WORKS......................................          10
   PRICING..............................................          10
   EVALUATIONS..........................................          11
   INCOME...............................................          11
   EXPENSES.............................................          11
   PORTFOLIO CHANGES....................................          12
   PORTFOLIO TERMINATION................................          13
   NO CERTIFICATES......................................          13
   TRUST INDENTURE......................................          13
   LEGAL OPINION........................................          14
   AUDITORS.............................................          14
   SPONSOR..............................................          14
   TRUSTEE..............................................          14
   UNDERWRITER'S AND SPONSOR'S PROFITS..................          14
   PUBLIC DISTRIBUTION..................................          15
   CODE OF ETHICS.......................................          15
   YEAR 2000 ISSUES.....................................          15
ADVERTISING AND SALES MATERIAL..........................          15
TAXES...................................................          16
SUPPLEMENTAL INFORMATION................................          18
FINANCIAL STATEMENTS....................................          19
   REPORT OF INDEPENDENT ACCOUNTANTS....................          19
   STATEMENT OF CONDITION...............................          19

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RISK/RETURN SUMMARY


       1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
        o The Portfolio seeks capital appreciation by investing for a period of about one year in a fixed portfolio of 20 American Depositary Receipts (ADRs) and registered shares of foreign corporations traded in U.S. markets from the International Market Index.
           You can participate in the Portfolio by purchasing units. Each unit represents an equal share of the securities in the Portfolio and receives an equal share of dividend income, if any.
       2.  WHAT IS THE PORTFOLIO'S INVESTMENT STRATEGY?
        o To select the 20 Portfolio securities, we first began with the International Market Index, a capitalization-weighted index of 50 ADRs and registered shares of foreign corporations that are traded in U.S. markets (New York Shares) from Europe and the Pacific Rim with worldwide market values of at least $100 million. The International Market Index is calculated by the American Stock Exchange.
        o We then applied a proprietary screening process that consists of the following four individual tests which focus on technical and fundamental factors with the goal of producing a balanced Portfolio of securities.
           (1) Price Momentum: We selected the highest half of the universe based on 1-year price return. We then ranked the selected securities based on the greatest 1-year return improvement (current year return-- prior year return).
           (2) Recovery: We chose the lowest half of the universe based on 3-year returns. We ranked the selected securities based on 1-year price return.
           (3) Dividend Yield: We chose the highest half of the universe based on dividend yield. We then ranked the selected securities based on 1-year price return.
           (4) Price to EBITDA* Ratios: We chose securities with the lowest price to EBITDA ratio and ranked them based on 1-year price return.


----------------

  * EBITDA is equal to earnings before accounting for interest, taxes, depreciation and amortization.


        o The final portfolio is chosen by selecting the top ranked security in each category in the following order: Momentum; Recovery; Dividend Yield; and Price/EBITDA. The process is repeated until 20 securities have been selected. If a security in a particular category has already been selected for the Portfolio, the category in which the duplicate appears is skipped, and a security is chosen from the next category that does not contain a duplicate.
        o We plan to hold the securities in the Portfolio for about one year. At the end of the year, we will liquidate the Portfolio and intend to apply the same Strategy to select a new portfolio, if available.
        o Each Select Series Multinational Portfolio is designed to be part of a longer term strategy. We believe that more consistent results are likely if the Strategy is followed for at least three to five years, but you are not required to stay with the Strategy or to roll over your investment. You can sell your units any time.
       3.  WHAT INDUSTRIES ARE REPRESENTED IN THE PORTFOLIO?
           Based upon the principal business of each issuer and current market values, the Portfolio represents the following industries:



                                                  APPROXIMATE
                                                   PORTFOLIO
                                                   PERCENTAGE



           Electronic Products                        20%
           Telecommunications                         20%
           Audio/Video Products                       10%
           Auto Manufacturing                         10%
           Money Center Banks                         10%
           Oil                                        10%
           Appliances                                  5%
           Athletic Footwear/Products                  5%
           Diversified Minerals                        5%
           Wine/Spirits                                5%

--------------------------------------------------------------------------------

                               Defined Portfolio
--------------------------------------------------------------------------------

Equity Investor Fund

Select Series
Multinational Portfolio 1999 Series

Defined Asset Funds


                                                                          PRICE
                                        TICKER        PERCENTAGE        PER SHARE           COST
NAME OF ISSUER                          SYMBOL     OF PORTFOLIO (1)    TO PORTFOLIO   TO PORTFOLIO (2)
-------------------------------------------------------------------------------------------------------
AUSTRALIA: (5.01%)
 1. Broken Hill Proprietary Company,
     Limited                             BHP                  5.01%   $      22.9375   $     16,285.63
CHINA: (5.11%)
2. Cable & Wireless HKT, Limited         HKT                  5.11           26.3750         16,616.25
FRANCE: (10.04%)
3. Alcatel                               ALA                  5.02           35.5000         16,330.00
4. Louis Vuitton Moet Hennessy          LVMHY                 5.02           68.0000         16,320.00
GERMANY: (5.03%)
5. Deutsche Telekom AG                    DT                  5.03           52.7500         16,352.50
ITALY: (4.96%)
6. Fila Holding S.P.A.                   FLH                  4.96           12.8125         16,143.75
JAPAN: (39.76%)
7. The Bank of Tokyo-Mitsubishi,
     Limited                             MBK                  5.00           15.6250         16,250.00
8. Hitachi Limited                       HIT                  4.82          120.5000         15,665.00
9. Kyocera Corporation                   KYO                  4.99          108.2500         16,237.50
10. Matsushita Electric Industrial
     Company, Limited                     MC                  4.99          232.0000         16,240.00
11. NEC Corporation                     NIPNY                 5.12          111.1250         16,668.75
12. Nissan Motor Company, Limited       NSANY                 5.01           10.2500         16,297.50
13. SONY Corporation                     SNE                  4.92          177.9375         16,014.38
14. Toyota Motor Corporation              TM                  4.91           66.5625         15,975.00
NETHERLANDS: (9.98%)
15. Philips Electronics N.V.             PHG                  5.01          116.5000         16,310.00
16. Royal Dutch Petroleum Company         RD                  4.97           64.6875         16,171.88
SPAIN: (5.02%)
17. Telefonica S.A.*                     TEF                  5.02           56.3125         16,330.63
SWEDEN: (5.04%)
18. Electrolux AB                        ELUX                 5.04           41.0000         16,400.00
UNITED KINGDOM: (10.05%)
19. Barclays PLC                         BCS                  5.15          129.0000         16,770.00
20. BP Amoco PLC                         BPA                  4.90           61.3750         15,957.50
                                                   -----------------                  -----------------
                                                            100.00%                    $    325,336.27
                                                   -----------------                  -----------------
                                                   -----------------                  -----------------


------------------------------------

(1) Based on Cost to Portfolio.

(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on November 17, 1999, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.

 * This stock currently pays no dividends.
                      ------------------------------------

The securities were acquired on November 17, 1999 and are represented entirely by contracts to purchase the securities. The Sponsor may have acted as underwriter, manager or co-manager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Portfolio. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.
                      ------------------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o Each screen of the quantitative, multi-disciplined security selection process involves an element of momentum. Momentum strategies have historically underperformed in down markets.
        o  Stock prices can be volatile.
        o The Portfolio has invested in a limited subset of Index securities, and therefore Portfolio performance may not keep pace with Index performance to the extent the Index is driven by securities not held in the Portfolio.
        o The proprietary screening process was performed on November 15, 1999, and the Portfolio is generally fixed. The International Market Index is reviewed quarterly, and may change. Therefore the securities in the Portfolio will not always reflect the current International Market Index. A subsequent application of the screens might yield different securities.
        o Unlike the Index, the securities in the Portfolio are equally weighted, and therefore a particular security or group of securities may have a different impact on Portfolio returns than it would have on Index returns. For example, the Strategy may select companies with smaller capitalizations while the performance of the Index is more heavily influenced by companies with larger capitalizations. Furthermore, the country weightings of the Portfolio may vary from country weightings of the Index.
        o Dividend rates on the securities or underlying share prices may decline during the life of the Portfolio.
        o The Portfolio contains only securities of foreign issuers and is specifically concentrated in Securities of Japanese issuers. The risks associated with this type of investment are discussed later in this Prospectus under 'Concentration Risk.'



        o The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield may have changed, they may no longer be included in the International Market Index or they may be subject to sell recommendations from the Sponsor.



       5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?
           Yes, if you want capital appreciation. You will benefit from a professionally selected and supervised portfolio whose risk and volatility my be reduced by investing in equity securities of different issuers in a variety of industries and countries.
           The Portfolio is not appropriate for you if you are not comfortable with the Strategy or are unwilling to take the additional risk involved with an international equity investment. This Portfolio is not intended to be a complete equity investment program. It may not be appropriate for you if you are seeking preservation of capital or current income.



       6.  WHAT ARE THE PORTFOLIO'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.


           ESTIMATED ANNUAL OPERATING EXPENSES


                                           AS A % OF       AMOUNT
                                                 NET    PER 1,000
                                              ASSETS        UNITS
                                           ----------  -----------
                                                .091%   $    0.90
           Trustee's Fee
                                                .071%   $    0.70
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
                                                .250%   $    2.48
           Creation and
           Development Fee
                                                .073%   $    0.72
           Other Operating Expenses
                                           ----------  -----------
                                                .485%   $    4.80
           TOTAL



           The Creation and Development Fee (estimated $.00248 per unit) compensates the Sponsor for the creation and development of the Portfolio and is computed based on the Portfolio's average daily net asset value through the date of collection. This fee historically had been included in the sales fee.



           ORGANIZATION COSTS per 1,000 units          $    2.43
           (deducted from Portfolio assets at
           the close of the initial offering
           period)



           INVESTOR FEES
                                                                2.50%
           Maximum Sales Fee (Load) on new purchases (as a percentage of $1,000 invested)



           You will pay an up-front sales fee of approximately 1.00%, as well as a total deferred sales fee of $15.00 ($1.50 per 1,000 units deducted from the Portfolio's net asset value on February 1, February 15 and March 1, 2000 and the first of each month thereafter through October 1, 2000).

           EXAMPLE
           This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.
           The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



            1 Year     3 Years     5 Years      10 Years
             $326        $795       $1,291       $2,656



       7.  IS THE PORTFOLIO MANAGED?
           Unlike a mutual fund, the Portfolio is not managed and securities are not sold because of market changes. The Sponsor monitors the portfolio and may instruct the Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Portfolio, the Sponsor is not likely to do so.
       8.  HOW DO I BUY UNITS?
           The minimum investment is $250.
           You can buy units from the Sponsor. Some banks may offer units for sale through special arrangements with the Sponsor, although certain legal restrictions may apply.
           UNIT PRICE PER 1,000 UNITS              $999.87
           (as of November 17, 1999)
           Unit price is based on the net asset value of the Portfolio plus the up-front sales fee. Unit price also includes the estimated organization costs shown above, to which no sales fee has been applied.
           The Portfolio securities are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the securities.
       9.  HOW DO I SELL UNITS?
           You may sell your units at any time to the Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee and the costs of liquidating securities to meet the redemption.
      10.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Fund pays distributions of any dividend income, net of expenses, on the 25th of September, 2000, if you own units on the 10th of those months. For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio (including any foreign withholding taxes) when those dividends are received by the Portfolio regardless of whether you reinvest your dividends in the Portfolio. A portion of the dividend payments may be used to pay expenses of the Portfolio. Corporate investors will not be eligible for the dividends received deduction.
      11.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You may choose to reinvest your distributions into additional units of the Portfolio. You will pay only the deferred sales fee remaining at the time of reinvestment. Unless you choose reinvestment, you will receive your distributions in cash.
           EXCHANGE PRIVILEGES
           You may exchange units of this Portfolio for units of certain other Defined Asset Funds. You may also exchange into this Portfolio from certain other funds. We charge a reduced sales fee on exchanges.

12. HOW WOULD THE STRATEGY HAVE PERFORMED HISTORICALLY?

The following table compares hypothetical performance of the Strategy Securities (but not of any actual Portfolio) with actual performance of the International Market Index(1). The historic performance of this strategy is an important consideration in choosing to invest in this Portfolio. However, these results should not be the sole criteria for selecting this Portfolio. Each step of the security selection process involves an element of momentum. Momentum strategies have historically underperformed in down markets; however, the market has not experienced a down period during the periods shown below. In addition, the Portfolio is invested in a limited number of Index Securities, and therefore its performance may not keep pace with Index performance to the extent the Index is driven by securities not held in the Portfolio. This hypothetical performance is no assurance of future results of either the Strategy or any Portfolio.
                COMPARISON OF HYPOTHETICAL STRATEGY RETURNS WITH
                  ACTUAL INTERNATIONAL MARKET INDEX RETURNS(2)
        (STRATEGY FIGURES REFLECT DEDUCTION OF SALES FEES AND EXPENSES)


                                                               INTERNATIONAL
                                          STRATEGY              MARKET INDEX
        PERIOD(3)          ------------------------  ------------------------
         ENDING             QUARTERLY       ANNUAL    QUARTERLY       ANNUAL
                           -----------  -----------  -----------  -----------
          3/89                   5.51%                    -2.35%
          6/89                   0.11                      3.40
          9/89                  11.53                      9.91
          12/89                  4.67        23.30%        1.97        13.16%
          3/90                  -6.23                    -10.85
          6/90                   9.65                      9.28
          9/90                 -12.00                    -13.14
          12/90                  5.63        -4.43         6.78        -9.64
          3/91                   8.26                      8.44
          6/91                  -5.84                     -2.86
          9/91                  13.55                      8.77
          12/91                  2.61        18.77         2.29        17.20
          3/92                  -4.01                     -9.66
          6/92                   4.00                      3.68
          9/92                  -9.96                      1.07
          12/92                  1.22        -9.02        -2.09        -7.31
          3/93                   8.27                      9.82
          6/93                   7.47                      5.12
          9/93                  11.14                      9.73
          12/93                  3.76        34.18         2.44        29.77
          3/94                   5.12                      4.34
          6/94                   7.74                      6.55
          9/94                   0.61                      1.04
          12/94                 -0.60        13.26         0.35        12.72
          3/95                  -2.10                      2.09
          6/95                   4.84                      2.31
          9/95                   8.48                      4.09
          12/95                 -1.42         9.76         5.94        15.18
          3/96                   3.01                      0.85
          6/96                   6.54                      5.99
          9/96                   6.93                      1.83
          12/96                  6.52        25.00         6.23        15.63
          3/97                  -1.31                     -1.63
          6/97                  20.69                     20.47
          9/97                  10.57                      3.78
          12/97                 -5.09        25.00        -7.52        13.74
          3/98                  13.94                      9.43
          6/98                   0.76                      0.57
          9/98                 -19.73                    -16.92
          12/98                 17.00         7.84        17.85         7.75
          3/99                   2.76                      8.11
          6/99                   5.96                      7.38
          9/99                  -2.06         6.65         1.03        17.28
AVERAGE ANNUALIZED TOTAL
         RETURN                 13.27%                    11.13%
    (THROUGH 9/30/99)
       10 3/4 YEAR
AVERAGE ANNUALIZED RETURN

         3 YEAR                 14.90%                    15.15%
         5 YEAR                 14.18                     13.95
         10 YEAR                12.37                     10.86


------------------------------------

(1) The International Market Index is a capitalization weighted index of 50 ADRs and New York Shares from Europe and the Pacific Rim.

(2) To compute Total Returns, we add changes in market value and dividends that would have been received during the quarter, and divide the sum by the opening market value for the quarter. Return from a Portfolio will differ from constructed Strategy returns for several reasons including the following:

    o each Portfolio bears brokerage commissions in buying and selling stocks; Strategy returns do not reflect any commissions;

    o Strategy returns are for quarterly periods, while Portfolios begin and end on various dates;

    o units are bought and sold based on the closing ADR prices on the exchange, while Portfolios may buy and sell stocks at prices during the trading day;

    o Portfolios may not be fully invested at all times; and

    o stocks in a Portfolio may not be weighted equally at all times.

(3) The quarterly performance shown above is for the stocks that would have been selected if the Strategy were applied on day one of each year. That is to say that the strategy is not reapplied quarterly.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME

The Portfolio will pay to you any income it has received on the 25th of September, 2000. Your income may vary because of:

   o changes in the Portfolio because of additional securities purchases or sales;

   o a change in the Portfolio's expenses; and

   o the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:

o a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;

o a final report on Portfolio activity; and

o annual tax information. This will also be sent to the IRS. You must report the amount of income received during the year. Please contact your tax advisor in this regard.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be 'concentrated' in that industry, which makes the Portfolio less diversified.

Here is what you should know about the Portfolio's concentration in stocks of foreign issuers:

FOREIGN ISSUER RISK

Investments in securities of foreign issuers involve risks that are different from investments in securities of domestic issuers.

They may include:

   o political and economic developments;

   o possibility of withholding taxes;

   o exchange controls or other governmental restrictions on the payment of dividends;

   o less publicly available information; and

   o absence of uniform accounting, auditing, and financial reporting standards, practices and requirements.

American Depositary Shares and Receipts

American depositary shares and receipts are issued by an American bank or trust company to evidence ownership of underlying common stock issued by a foreign corporation and deposited in a depositary facility. The terms and conditions of the depositary facility may result in less liquidity or lower market prices for the ADRs than for the underlying shares. Certain of the Portfolio Securities were purchased in ADR form in the United States.

Liquidity

Sales of foreign securities in United States securities markets are ordinarily subject to severe restrictions and will generally be made only in foreign securities markets.

You should know that:

   o securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States.

   o a foreign market's liquidity might become impaired as a result of economic or political turmoil, or if relations between the United States and such foreign country deteriorate markedly; and

   o the principal trading market for the Portfolio Securities, even if otherwise listed, may be the over-the-counter market in which liquidity will depend on whether dealers will make a market in the Portfolio Securities.

Here is what you should know about the Portfolio's concentration in stocks of Japanese issuers.

Although global financial markets have begun to respond to a sense of increased political stability in Japan and the fact that progress has been made in deregulation, bank and other industry sector reorganizations in recent months, nevertheless:

   o there remains some uncertainty as to the future of the governing coalition, the division of responsibility between legislative and key administrative bodies with respect to key economic and financial policies and the effects of this division on the Japanese economy and stock market;

   o Japan remains in the worst recession since World War II and continues to experience, in some measure, increased unemployment, price deflation, weakened real estate prices and weak currency; and

   o strucutal problems related to historical patterns of over-regulation, excessive government intervention and weak consumer demand continue in certain sectors and, if coupled with a lack of strong fiscal direction and ineffectual government response, may undercut Japan's economic recovery.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:

   o reducing the dividends-received deduction or

   o increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

   o adding the value of the Portfolio Securities, cash and any other Portfolio assets;

   o subtracting accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and

   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSOR'S SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating

Securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the Sponsor will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution 'in kind.' If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:

   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);

   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and

   o for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Multinational Portfolio if one is available.

If you hold your Units with the Sponsor and notify your financial adviser by November 28, 2000, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new

Multinational Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates.

The Portfolio will terminate by January 3, 2001. You may, by written notice to the Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the Securities remaining in the Portfolio at that time (net of your share of expenses). Of course you can sell your Units at any time prior to termination.

If your investment goals change and you continue to hold your Units, you may exchange units of this Portfolio any time before this Portfolio terminates for units of certain other Defined Asset Funds at a reduced sales fee. In addition, you may exchange into this Fund from certain other Defined Asset Funds. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:

   o cost of initial preparation of legal documents;

   o federal and state registration fees;

   o initial fees and expenses of the Trustee;

   o initial audit; and

   o legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.

The deferred sales fee is generally a charge of $15.00 per 1,000 units and is accrued in ten installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME

o The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.

o Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

   o expenses for keeping the Portfolio's registration statement current;

   o Portfolio termination expenses and any governmental charges;

   o for extraordinary services and costs of indemnifying the Trustee and the Sponsor; and

   o costs of actions taken to protect the Portfolio and other legal fees and expenses;

The Sponsor is currently reimbursed up to 70 cents per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsor.

The Sponsor will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsor for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.

The maximum sales fee is 2.50%. If you hold units in certain eligible accounts offered by the Sponsor, you will pay no sales fee. Employees and non-employee directors of the Sponsor may be charged a reduced sales fee of no less than $5.00 per 1,000 Units. If your aggregate sales fee is less than the deferred sales fee, you will be given additional units which will decrease the effective maximum sales fee to the amount shown below.

The maximum sales fee is effectively reduced if you invest as follows:


                                      YOUR MAXIMUM
                                         SALES FEE
               IF YOU INVEST:             WILL BE:
           -----------------------  -------------------
           Less than $50,000                  2.50%
           $ 50,000 to $99,999                2.25%
           $100,000 to $249,999               1.75%
           $250,000 to $999,999               1.50%
           $1,000,000 or more                 1.00%


The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsor will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

The American Stock Exchange receives a minimal annual fee from the Portfolio to cover its license to the Sponsor of the use of various trademarks. 'American Stock Exchange', 'Amex' and the 'International Market Index' are trademarks of the American Stock Exchange LLC, an affiliate of the NASD, and have been licensed for use by Defined Asset FundsSM. The Portfolio is not sponsored, managed, sold or promoted by the American Stock Exchange. The American Stock Exchange does not guarantee the accuracy or completeness of the International Market Index.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio.

We decide whether to offer units for sale that we acquire in the secondary market after reviewing:

   o diversity of the Portfolio;

   o size of the Portfolio relative to its original size;

   o ratio of Portfolio expenses to income; and

   o cost of maintaining a current prospectus.

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a 'unit investment trust' governed by a Trust Indenture, a contract between the Sponsor and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsor and the Trustee may amend the Indenture without your consent:

   o to cure ambiguities;

   o to correct or supplement any defective or inconsistent provision;

   o to make any amendment required by any governmental agency; or

   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsor).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsor. The Sponsor may remove the Trustee without your consent if:

   o it fails to perform its duties;

   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or

   o the Sponsor determine that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsor without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsor will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

If the Sponsor fails to perform its duties or becomes bankrupt the Trustee may:

   o remove it and appoint a replacement Sponsor;

   o liquidate the Portfolio; or

   o continue to act as Trustee without a Sponsor.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsor.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSOR

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)

P.O. Box 9051,
Princeton, NJ 08543-9051

The Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer the Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITER'S AND SPONSOR'S PROFITS

Underwriters receive sales charges when they sell units. The Sponsor also realizes a profit or loss on deposit of the securities shown under Defined Portfolio. Any cash made available by you to the Sponsor before the settlement date for those units may be used in the Sponsor's businesses to the extent permitted by federal law and may benefit the Sponsor.

The Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which they were a member.

The Sponsor will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsor for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

During the initial offering period, the Sponsor also may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsor experienced a loss of $184.80 on the initial deposit of the securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales charges and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsor and dealers who are members of the National Association of Securities Dealers, Inc.

The Sponsor does not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Portfolio. The Year 2000 Problem may adversely affect the issuers of the securities contained in the Portfolio, but we cannot predict whether any impact will be material to the Portfolio as a whole.

ADVERTISING AND SALES MATERIAL

Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline; how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options available for certain types of funds including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

Advertising and sales literature may contain cumulative past performance of the hypothetical Strategy, either in dollars or average annualized returns (changes in market prices with dividends reinvested at year ends) for various periods, compared to the Standard & Poor's 500 Index, the S&P Industrial Index, the Dow Jones Industrial Average and the International Market Index. Strategy figures reflect deduction of Portfolio sales charges and estimated expenses. Sales material may also illustrate hypothetical Strategy results of regular accumulations and withdrawals of specified sums and discuss possible tax savings.

While indexing attempts to mirror market trends, the Portfolio's screening process selects stocks from a major index for a combination of value, capital appreciation potential and current dividend income. Because of this disciplined screening process, investors are relieved of making individual buy and sell decisions.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

The following discussion assumes that counsel for the issuers of the Portfolio Securities delivered opinions to the effect that, for U.S. tax purposes, a holder of the Portfolio Securities will be considered to own directly the securities underlying the Portfolio Securities. Neither we nor our counsel have reviewed the issuance of such securities, related proceedings or the basis for the opinions of counsel for the issuers.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Security in the Portfolio.

You will be considered to receive your share of any dividends paid when those dividends are received by the Portfolio. Income from dividends will be taxed at ordinary income rates, but will not be eligible for dividends received deduction for corporations. You should consult your tax adviser in this regard and about appreciation of the foreign tax credit rules.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption), when you exchange units for units of another Defined Asset Fund, or when the Trustee disposes of the Securities in the Portfolio. You generally will not recognize gain or loss on an 'in-kind' distribution to you of your proportional share of the Portfolio Securities, whether it is in redemption of your units or upon termination of the Portfolio. Your holding period for the distributed Securities will include your holding period in your units.

If you elect to roll over your investment in the Portfolio, you will recognize gain or loss only with respect to your share of those Securities that are not rolled over into the new portfolio. You will not recognize gain or loss with respect to your share of those Securities that are rolled over and your basis in those Securities will remain the same as before the rollover.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you are considered to have held your investment which produces the gain or loss for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES

Your aggregate tax basis in your units will be equal to the cost of the units, including the sales fee. Your aggregate tax basis in units that you hold as a result of a rollover from an earlier portfolio will equal your basis in Securities that have been rolled over from the previous portfolio plus the proceeds (other than proceeds that were paid to you) from the sale of Securities from the portfolio which were not rolled over. You should not increase your basis in your units by deferred sales charges or organizational expenses or by any portion of the Creation and Development Fee. The tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already be deducted. Your basis for Securities distributed to you will be the same as the portion of your basis in your units that is attributable to the distributed Securities.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses (including the appropriate portion of the Creation and Development Fee), but only to the extent that your share of the expenses, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount (currently $126,600 or $63,300 for a married person filing separately).

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

FOREIGN TAXES

Foreign taxing jurisdictions may impose withholding or other taxes in respect of dividends, capital gains and other income generated by the Securities. For U.S. tax purposes, such tax would in most cases give rise to foreign tax credits, the use of which is subject to a complex set of limitations. You should consult your tax adviser in this regard.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsor of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsor, Trustee and Holders of Equity Investor Fund, Select Series, Multinational Portfolio 1999 Series, Defined Asset Funds (the 'Portfolio'):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of November 18, 1999. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of November 18, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
November 18, 1999

                 STATEMENT OF CONDITION AS OF NOVEMBER 18, 1999

TRUST PROPERTY


Investments--Contracts to purchase Securities(1).........$         325,336.27
                                                         --------------------
           Total.........................................$         325,336.27
                                                         --------------------
                                                         --------------------
LIABILITY AND INTEREST OF HOLDERS
     Reimbursement of Sponsor for organization
       expenses(2).......................................$             798.55
                                                         --------------------
     Subtotal                                                          798.55
                                                         --------------------
Interest of Holders of 328,622 Units of fractional
  undivided interest outstanding:(3)
  Cost to investors(4)...................................$         328,579.28
  Gross underwriting commissions and organization
    expenses(5)(2).......................................           (4,041.56)
                                                         --------------------
     Subtotal                                                      324,537.72
                                                         --------------------
           Total.........................................$         325,336.27
                                                         --------------------
                                                         --------------------


---------------

          (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on November 17, 1999. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DG Bank, New York Branch, in the amount of $325,521.07 and deposited with the Trustee. The amount of the letter of credit includes $325,336.27 for the purchase of securities.

          (2) A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $2.43 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expenses obligation of the investors will be satisfied. If actual organization costs exceed the estimated amount shown above, the Sponsor will pay this excess amount.

          (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.87 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.

          (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on November 17, 1999.

          (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $1.50 per 1,000 Units is payable on February 1, February 15, March 1 and the 1st day of each month thereafter through October 1, 2000. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsor will be satisfied. If units are redeemed prior to October 1, 2000, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         SELECT SERIES
recent free Information                  MULTINATIONAL PORTFOLIO 1999 SERIES
Supplement that gives more               (A Unit Investment Trust)
details about the Fund,                  ---------------------------------------
by calling:                              This Prospectus does not contain
The Chase Manhattan Bank                 complete information about the
1-800-323-1508                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         333-83843) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                  100447RR--11/99